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                                                                [EX.-99.906CERT]

                                                                  Exhibit (b)(2)

                           SECTION 906 CERTIFICATIONS

         In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                   By:   /s/ Gary E. Wendandt
                                         --------------------------
                                         Gary E. Wendlandt
                                         President

                                   Date: January 7, 2005

[A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.]

                           SECTION 906 CERTIFICATIONS

         In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                   By:   /s/ Patrick J. Farrell
                                         --------------------------------------
                                         Patrick J. Farrell
                                         Treasurer and
                                         Chief Financial and Accounting Officer

                                   Date: January 7, 2005

[A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.]